UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 9, 2021

Howard Bancorp, Inc.
(Exact name of registrant as specified in charter)

Maryland	001-35489	20-3735949
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3301 Boston Street Baltimore, Maryland		21224
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBMD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 9, 2021, Howard Bancorp, Inc. (“Howard”) held a special meeting of stockholders (the “Special  Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated July 12, 2021, by and between Howard and FNB Corporation (“FNB”), as it may be amended from time to time (the “Merger Agreement”), as described in the proxy statement/prospectus of Howard and FNB dated October 1, 2021.

At the Special Meeting, the following proposals were considered:

1.    A proposal to approve the Merger Agreement, and the Merger of Howard with and into FNB (the “Merger”) on the terms and subject to the conditions set forth in the Merger Agreement  (the “Merger Proposal”);

2.    A proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the named executive officers of Howard that is based on or otherwise relates to the Merger (the “Compensation Proposal”); and

3.    A proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to permit further solicitation of proxies in favor of the Merger proposal (the “Adjournment Proposal”).

Each of the three proposals was approved by the requisite vote of Howard’s stockholders. Although the Adjournment Proposal received sufficient votes for approval, the adjournment of the Special Meeting was not necessary because Howard’s stockholders approved the Merger proposal.

The following is a tabulation of the voting results:

Proposal 1-  The Merger Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes

14,030,087	37,922	9,052	N/A

Proposal 2 – The Compensation Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes

10,556,064	3,484,520	36,477	N/A

Proposal 3 – The Adjournment Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes

13,237,303	824,968	14,790	N/A

Item 7.01. Regulation FD Disclosure.

FNB has received all required federal and state regulatory approvals for the completion of the pending Merger of Howard with and into FNB. The completion of the Merger is expected to occur on January 22, 2022, consistent with the parties’ prior disclosures and FNB’s regulatory applications and integration planning.

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of FNB and Howard with respect to the timing of the closing of the Merger.

Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. Forward-looking statements are subject to risks, uncertainties and assumptions which may change over time or as a result of unforeseen circumstances. Future events or circumstances may change expectations or outlook and may affect the nature of the assumptions, risks and uncertainties to which forward-looking statement are subject. The forward-looking statements in this Current Report on Form 8-K pertain only to the date hereof, and FNB and Howard disclaim any obligation to update or revise any forward-looking statements, except as required by law. Actual results or future events may differ, possibly materially, from those that anticipated in these forward-looking statements. Accordingly, we caution against placing undue reliance on any forward-looking statements.
Forward-looking statements contained in this Form 8-K are subject to, among others, the following risks, uncertainties and assumptions:

•	Completion of the Merger is dependent on the satisfaction of customary closing conditions which cannot be assured;

•
The possibility that the anticipated benefits of the Merger, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy, competitive factors in the areas where FNB and Howard do business, or as a result of other unexpected factors or events;

•	Potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Merger;

•	The outcome of any legal proceedings that may be instituted against FNB or Howard;

•	Subsequent federal legislative and regulatory actions and reforms affecting the financial institutions’ industry may substantially impact the economic benefits of the proposed Merger;

•
Unanticipated challenges or delays in the integration of Howard’s business into FNB’s and or the conversion of Howard’s technology systems and customer data may significantly increase the expense associated with the Merger; and

•
Other factors that may affect future results of FNB and Howard including changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; the impact, extent and timing of technological changes; capital management activities; and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.

These forward-looking statements are also subject to the risks and uncertainties disclosed in the proxy statement/prospectus and to the risks and uncertainties applicable to FNB’s and Howard’s respective businesses and activities generally that are disclosed in FNB’s 2020 Annual Report on Form 10-K and in other documents FNB files with the SEC, and in Howard’s 2020 Annual Report on Form 10-K and in other documents Howard files with the SEC. FNB’s and Howard’s SEC filings are accessible on the SEC website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Dated: November 9, 2021

	By:	/s/ Mary Ann Scully
Name: Mary Ann Scully Title: Chief Executive Officer